COLONIAL HIGH YIELD MUNICIPAL FUND

                         Supplement to Prospectus dated
                     March 31, 1997, Revised August 1, 1997
                  (Replacing Supplement dated October 7, 1997)

The Fund's Prospectus is amended as follows:

(1) Maureen G. Newman, Vice President of the Adviser, has managed the Fund since December 1997. Ms. Newman has managed various other Colonial tax-exempt funds since May 1996. Prior to joining the Adviser, Ms. Newman was a portfolio manager and bond analyst at Fidelity Investments from May 1985 until May 1996.

     Effective December 1, 1997, Bonny E. Boatman no longer managed the Fund.

     Effective August 27, 1997, Peter Andersen no longer managed the Fund.

(2) Effective in January 1998 the Fund's custodian will be The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245.

(3) The Fund's Distributor has changed its name to "Liberty Financial Investments, Inc." The Distributor's address and telephone number remain unchanged.


HM-36/630E-1297                     January 2, 1998